SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 September 25, 1997


                        RESIDENTIAL ASSET SECURITIES CORP
           (Exact name of the registrant as specified in its charter)

                              33-56893
                      (Commission File Number)

  Delaware                                                     51-0362653
(State or other                                             (I.R.S Employee
jurisdiction of                                             Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000




Item 5.  Other Events





See the respective monthly reports, each reflecting the required information for the September 1997 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC
1995-KS2    RASC
1995-KS3    RASC
1995-KS4    RASC
1996-KS1    RASC
1996-KS2    RASC
1996-KS3    RASC
1996-KS4    RASC
1996-KS5    RASC
1997-KS1    RASC
1997-KS2    RASC
1997-KS3    RASC
1995-K1     RASC


Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

   By: /s/Davee Olson
 Name: Davee Olson
Title: Executive Vice President
       and Chief Financial Officer
Dated: September 25, 1997